Exhibit 99.1

SiriusXM Announces CEO Transition

Jennifer Witz to Depart Following Over Two Decades of Strong Leadership

Anjali Sud Brings Extensive Digital Media, Streaming, Technology, and Advertising Experience to Guide the Company’s Next Phase

NEW YORK, NY – November 9, 2026 – SiriusXM today announced that Anjali Sud has been appointed Chief Executive Officer, effective January 1, 2027. This appointment follows Jennifer Witz’s decision to step down as CEO following almost two and a half decades at the Company. Witz will remain in an advisory role at the Company until the end of 2027.

Sud has served as an independent director on the SiriusXM Board of Directors since March 2025 and will remain a member of the Board of Directors following her appointment. She brings extensive experience in digital media, streaming, technology, and advertising-supported and subscription-based businesses, as well as a proven record of building leading entertainment platforms. She currently serves as Chief Executive Officer of Tubi, where she has led the Company’s rapid expansion, growing its audience to more than 110 million monthly active users, scaling revenue, and driving profitable growth.

Greg Maffei, Chairman of the Board, said, “Anjali has built some of the most successful consumer entertainment platforms. In her previous roles, she scaled audiences, expanded platforms, and led businesses supported by both advertising and subscription models. As a member of our Board, she has intimate knowledge of our business and strategy. With her digital media experience, CEO-level success, and Board perspective, we are confident Anjali will hit the ground running and build on our momentum as we continue to execute against our objectives. We believe she will be an outstanding CEO for SiriusXM.”

“I am honored to lead SiriusXM in its next chapter,” said Sud. “Premium audio experiences will be more important than ever to the future of entertainment, and I believe SiriusXM can evolve to lead that future. Since joining the Board, I have gained a deeper appreciation for the Company’s strengths and potential. I look forward to working with the team to execute with ambition and expand value for our subscribers, advertisers, artists, creators, talent, partners, and shareholders.”

Maffei continued, “Jennifer has made extraordinary contributions to SiriusXM over her 25-year career, including nearly six years as CEO. Her efforts include expanding in-car penetration and 360L rollouts, solidifying its premium, content-led subscription business with record-high customer satisfaction and record-low churn, securing an exclusive advertising partnership with YouTube, and building one of the nation’s leading podcast networks. SiriusXM is now generating its best core financial metrics in years, returning to revenue growth and generating near-record levels of free cash flow. Jennifer is leaving SiriusXM with a strong foundation, and we are grateful for her leadership.”

“Leading SiriusXM has been the most meaningful experience of my career,” said Witz. “I am particularly proud of what our team has accomplished in strengthening the subscriber experience, expanding our advertising business, and unlocking greater value across our broader portfolio. I firmly believe that SiriusXM is on a strong path and that now is the time for a transition. Anjali brings the perspective, leadership, and understanding of the business needed to guide the Company forward. While I will be leaving my role as CEO, I’ll remain a lifelong subscriber and supporter of SiriusXM.”

About Anjali Sud

Sud will join SiriusXM from Tubi, where she has served as Chief Executive Officer since 2023. Under her leadership, the business scaled to more than 110 million monthly active users, expanded globally, and established itself as a leading entertainment destination. Prior to Tubi, Sud served as CEO of Vimeo, where she took the company public and led its transformation into a profitable, global video platform with 300 million users. Before that, she held various positions in e-commerce, finance, and media at Amazon and Time Warner. Sud has served as an independent director on the SiriusXM Board of Directors since 2025. She also serves on the Board of Directors of Dolby Laboratories, Inc. and Change.org. She holds an undergraduate degree from the Wharton School at the University of Pennsylvania, and an MBA from Harvard Business School.

About Sirius XM Holdings Inc.

SiriusXM is the leading audio entertainment company in North America, with a portfolio of audio businesses including its flagship subscription entertainment service SiriusXM; the ad-supported and premium music streaming services of Pandora; an expansive podcast network; and a complete ecosystem of advertising solutions through SiriusXM Media and AdsWizz. SiriusXM offers live, on-demand, and human-curated programming across music, talk, news, sports, and podcasts, and the company reaches approximately 255 million monthly listeners across its platforms. With deep automotive manufacturer relationships and unique spectrum assets, SiriusXM is built to reach listeners wherever they are. The company connects fans to the voices, creators, and moments they love - creating communities where listeners engage, participate, and belong. For more about SiriusXM, please go to: https://www.siriusxm.com/

Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about our outlook and our future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning or the negative version of such words or phrases. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. All capitalized terms herein shall have the meaning attributable to them in our Quarterly Report on Form 10-Q for the period ended September 30, 2026 which is filed with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: Risks Relating to our Business and Operations: We face substantial competition, and that competition has increased over time; our SiriusXM service has suffered a loss of subscribers, and our Pandora ad-supported service has similarly experienced a loss of monthly active users; if our efforts to attract and retain subscribers and listeners, or convert listeners into subscribers, are not successful, our business will be adversely affected; we engage in extensive marketing efforts and the continued effectiveness of those efforts is an important part of our business; we rely on third parties for the operation of our business, and the failure of third parties to perform could adversely affect our business; failure to successfully monetize and generate revenues from podcasts and other non-music content could adversely affect our business, operating results, and financial condition; we may not realize the benefits of acquisitions or other strategic investments and initiatives; and the impact of economic conditions may adversely affect our business, operating results, and financial condition. Risks Relating to our SiriusXM Business: Changing consumer behavior and new technologies relating to our satellite radio business may reduce our subscribers and may cause our subscribers to purchase fewer services from us or to cancel our services altogether, resulting in less revenue to us; a substantial number of our SiriusXM service subscribers periodically cancel their subscriptions and we cannot predict how successful we will be at retaining customers; our ability to profitably attract and retain new subscribers to our SiriusXM service is uncertain; our business depends in part upon the auto industry; failure of our satellites would significantly damage our business; increases in the cost of memory used in our satellite radio modules and other components included in our satellite radios could reduce equipment revenue and adversely affect our business; and our SiriusXM service may experience harmful interference from wireless operations. Risks Relating to our Pandora and Off-platform Business: Our Pandora and Off-platform business generates a significant portion of its revenues from advertising, and reduced spending by advertisers could harm our business; emerging industry trends may adversely impact our ability to generate revenue from advertising; our failure to convince advertisers of the benefits of our Pandora ad-supported service could harm our business; if we are unable to maintain our advertising revenue, our results of operations will be adversely affected; changes to mobile operating systems and browsers may hinder our ability to sell advertising and market our services; and if we fail to accurately predict and play music, comedy or other content that our Pandora listeners enjoy, we may fail to retain existing and attract new listeners. Risks Relating to Laws and Governmental Regulations: Privacy and data security laws and regulations may hinder our ability to market our services, sell advertising and impose legal liabilities; consumer protection laws and our failure to comply with them could damage our business; failure to comply with FCC requirements could damage our business; we may face lawsuits, incur liability or suffer reputational harm as a result of content published or made available through our services; and increasing interest and expectations regarding sustainable business practices by our various stakeholders and related reporting obligations may expose us to potential liabilities, increased costs, reputational harm, and other adverse effects. Risks Associated with Data and Cybersecurity and the Protection of Consumer Information: If we fail to protect the security of personal information about our customers, we could be subject to costly government enforcement actions and private litigation and our reputation could suffer; we use artificial intelligence in our business, and challenges with properly managing its use could result in reputational harm, competitive harm, and legal liability and adversely affect our results of operations; and interruption or failure of our information technology and communications systems could impair the delivery of our service and harm our business. Risks Associated with Certain Intellectual Property Rights: Rapid technological and industry changes and new entrants could adversely impact our services; the market for music rights is changing and is subject to significant uncertainties; our Pandora services depend upon maintaining complex licenses with copyright owners, and these licenses contain onerous terms; failure to protect our intellectual property or actions by third parties to enforce their intellectual property rights could substantially harm our business and operating results; and some of our services and technologies use “open source” software, which may restrict how we use or distribute our services or require that we release the source code subject to those licenses. Risks Related to our Capital Structure: While we currently pay a quarterly cash dividend to holders of our common stock, we may change our dividend policy at any time; our holding company structure could restrict access to funds of our subsidiaries that may be needed to pay third party obligations; we have significant indebtedness, and our subsidiaries’ debt contains certain covenants that restrict their operations; and our ability to incur additional indebtedness to fund our operations could be limited, which could negatively impact our operations. Risks Related to the Transactions: We may have a significant indemnity obligation to Liberty Media, which is not limited in amount or subject to any cap, if the transactions associated with the Split-Off are treated as a taxable transaction; we may determine to forgo certain transactions that might otherwise be advantageous in order to avoid the risk of incurring significant tax-related liabilities; we have assumed and are responsible for all of the liabilities attributed to the Liberty SiriusXM Group as a result of the completion of the Transactions, and acquired the assets of SplitCo on an “as is, where is” basis; we may be harmed by securities class actions and derivative lawsuits in connection with the Transactions; it may be difficult for a third party to acquire us, even if doing so may be beneficial to our stockholders; we have directors associated or previously associated with Liberty Media, which may lead to conflicting interests; and our directors and officers are protected from liability for a broad range of actions. Other Operational Risks: If we are unable to attract and retain qualified personnel, our business could be harmed; our facilities could be damaged by natural catastrophes or terrorist activities; the unfavorable outcome of pending or future litigation could have an adverse impact on our operations and financial condition; we may be exposed to liabilities that other entertainment service providers would not customarily be subject to; and our business and prospects depend on the strength of our brands.

Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our Annual Report on Form 10-K for the year ended December 31, 2025, which is filed with the SEC and available at www.sec.gov, as updated by our periodic filings with the SEC. The information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication.

Media contact:
Zak Paget
Zak.Paget@siriusxm.com

Jenny Tartikoff

Jenny.Tartikoff@siriusxm.com

Investor contact:
Jennifer DiGrazia
1 (818) 384-4543
Investor.Relations@siriusxm.com